SECOND DEFERRAL OF RIGHT TO TERMINATE

      WHEREAS, the undersigned desire to further extend the time before which Carl Massaro ("Carl") may exercise his right to terminate under that certain Stock Purchase And Redemption Agreement, dated August 11, 1997, between Carl and Standard Automotive Corporation ("SAC") (the "Purchase Agreement").

      For good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, and intending to be legally bound hereby, the undersigned agree as follows:

      1. Carl will not exercise his right to terminate the Purchase Agreement under Section 13.2(b) thereof until 5:30 P.M. on January 31, 1998.

      2. It is acknowledged that as of the date hereof, Carl is not in default of any of his obligations under the Purchase Agreement, and that the Payors (as defined in the Deferral of Right to Terminate previously executed by the parties hereto, the "First Deferral") do not know of the existence of any fact or thing that makes Carl's representations and warranties set forth in the Purchase Agreement untrue, inaccurate or misleading. If through no fault on the part of Carl or Ajax Manufacturing Company ("Ajax") the closing under the Purchase Agreement does not occur for any reason whatsoever by the time and date set forth in Paragraph 1 herein above, Carl may in his sole and absolute discretion terminate the Purchase Agreement at any time thereafter by giving written notice to SAC in accordance with the notice provision in the Purchase Agreement (the "Termination"), in which event all parties hereto shall automatically and without any further action by any other party be deemed to have released each other, their respective heirs, successors and assigns, from any further obligation or liability to each other arising under the Purchase Agreement or otherwise from the beginning of time through the date of Termination (the "Termination Date") except for the continuing obligations set forth in the First Deferral which shall survive the termination of the Purchase Agreement.

      3. If Carl should exercise his right to terminate the Purchase Agreement in accordance with the terms of this Agreement, the Payors hereby agree not to contest such Termination, and thereby waive any and all defenses to such Termination that they may have at law or in equity.

      4. If SAC shall not complete its contemplated public offering and the rights of the parties under the Stock Purchase Agreement shall lapse or otherwise terminate, neither SAC, Barclay Partners nor the Payors shall object or in any way interfere with any engagement of BDO Seidman by Carl or Ajax
Manufacturing Company ("Ajax") and, if Carl or Ajax engages another firm of accountants, SAC shall direct BDO Seidman to make available any workpapers and other materials prepared by BDO in the course of its audit of Ajax.

      5. In the event of any inconsistency between the terms of this Agreement and the Purchase Agreement, the terms of this Agreement shall govern.

      6. Except to the extent inconsistent herewith, the terms of the Purchase Agreement and the First Deferral shall remain in full force and effect.

      7. If Carl should terminate the Purchase Agreement, all information and documentation of Ajax within the possession of Payors or their agents shall be returned and Payors agree that they will not disclose at any time after the Termination of any such confidential information to any other party without the prior consent of Ajax, which consent may be withheld in Ajax's sole discretion.

                                          Standard Automotive Corporation

                                          By: /s/William Merker
                                             -----------------------------------


                                            /s/William Merker
                                            ------------------------------------
                                            William Merker


                                            /s/Steven Merker
                                            ------------------------------------
                                            Steven Merker


                                            /s/Carl Massaro
                                            ------------------------------------
                                            Carl Massaro


                                            /s/Karl Massaro
                                            ------------------------------------
                                            Karl Massaro

Dated: January 5, 1998


                                       3